EXHIBIT 99.1
For Immediate Release
For further information contact:

John Schoen	Jack Seller
COO/CFO	Public Relations
PCTEL, Inc.	PCTEL, Inc.
(773) 243-3000	(773) 243-3016
jack.seller@pctel.com
PCTEL Posts $20.5 Million In Revenue
Software and Scanner Sales Combine For An Aggregate 30 Percent Increase
Chicago, October 25, 2006 — PCTEL, Inc. (NASDAQ: PCTI), a leader in wireless broadband solutions, announced results for the third quarter ended September 30, 2006. Financial highlights of the quarter were:
•	$20.5 million in revenue for the quarter, a decrease of 5 percent over the same period last year. Excluding a one time $7.0 million intellectual property settlement in the second quarter this year, revenue was up 4 percent sequentially.

•	$2.4 million in revenue for the quarter from the Mobility Solutions Group. This is an increase of 17 percent over the third quarter last year. Revenue for the nine months ended September 30, 2006 was up 60 percent from the same period a year ago.

•	$12.6 million in revenue for the quarter from the Antenna Products Group. This is a decrease of 17 percent from the third quarter last year. Revenue for the nine months ended September 30, 2006 was lower by 3 percent from the same period a year ago.

•	$5.1 million in revenue for the quarter from the RF Solutions Group. This is a 37 percent increase over the third quarter of last year. Revenue for the nine months ended September 30, 2006 was up 27 percent from the same period a year ago.

•	$0.4 million in licensing revenue for the quarter, a decrease of $0.2 million from the third quarter last year. Revenue for the nine months ended September 30, 2006 is up 477 percent from the same period a year ago. The second quarter this year included a $7.0 million one time intellectual property settlement.

•	$1.1 million restructuring expense related to the closure of the Company’s Dublin Factory.

•	$20.3 million non-cash impairment of goodwill and intangible assets related to a reassessment of the long-term economic value of the Sigma Wireless Technologies, Ltd. acquisition, located in Dublin, Ireland. The company made its reassessment in conjunction with the restructuring of the Dublin, Ireland operations and outsourcing of manufacturing for that product line as previously announced.

•	GAAP net loss of $(20.7) million for the quarter, or $(0.99) per diluted share, compared to $(0.9) million net loss, or $(0.05) per share for the same period in 2005.

•	Non-GAAP net income of $2.6 million for the quarter, or $0.12 per diluted share compared to $1.6 million of net income, or $0.08 per share for the same period in 2005. The Company’s reporting of non-GAAP income excludes expenses for restructuring, stock based compensation, and amortization and impairment of intangible assets and goodwill related to the Company’s acquisitions.

•	$70.6 million of cash at September 30, 2006.
“We continue to benefit from the global increase in wireless data subscribers, IMS trials, and the deployment of broadband wireless networks,” said Marty Singer, PCTEL’s Chairman and CEO. “We are also generating greater profits on slightly lower antenna revenues. We made significant investments in new product developments that will address WiMAX, TD-SCDMA, and other 4G technologies and we continue to move forward with our investments in penetrating new, global markets,” added Singer.
PCTEL’s management team will discuss the company’s results and its recent reorganization during its scheduled earnings teleconference today at 6:15 PM EDT.
CONFERENCE CALL / WEBCAST
The company will hold a conference call at 6:15 PM EDT (5:15 PM CDT) today, Wednesday, October 25, 2006 with Marty Singer, Chairman and Chief Executive Officer, and John Schoen, Chief Financial Officer. PCTEL will not be responding to inquiries regarding its financial results until the conference call. The session can be accessed by calling (800) 289-0508 (U.S. / Canada) or (913) 981-5550 (international).
To listen via the Internet, please visit, www.pctel.com, or
http://www.shareholder.com/pctel/MediaRegisterpost.cfm?MediaID=22170

REPLAY: A replay will be available for two weeks after the call on PCTEL’s web site at www.pctel.com or by calling (888) 203-1112 (U.S. / Canada) or (719) 457-0820 (international) access code: 7846916.
About PCTEL
PCTEL, Inc. (Nasdaq:PCTI), which is headquartered in Chicago, is a global leader in wireless broadband solutions. The company’s Broadband Technology Group (BTG) includes the Antenna Products Group and the RF Solutions Group. PCTEL’s Antenna Products Group (http://antenna.pctel.com) designs, distributes, and supports innovative antenna solutions for public safety applications, unlicensed and licensed wireless broadband, fleet management, network timing, and other GPS applications. PCTEL’s RF Solutions’ (http://rfsolutions.pctel.com) portfolio of OEM receivers, receiver based products and interference management solutions are used to measure, monitor and optimize cellular networks. PCTEL’s Mobility Solutions’ (http://mobilitysolutions.pctel.com) software tools provide secure, access independent, remote connectivity to the Internet and IMS services for converged handsets.
The company’s products are sold or licensed to wireless carriers, wireless ISPs, distributors, system integrators, wireless test and measurement companies, wireless network equipment, handset manufacturers, and government agencies. PCTEL protects its technology with a strong intellectual property portfolio and broad cross-licensing agreements. For more information, please visit the company’s web site at: http://www.pctel.com.
PCTEL Safe Harbor Statement
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding PCTEL’s expectations regarding the future growth of its broadband wireless products and the discontinuance of the manufacturing operations in Dublin, Ireland, are forward looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the ability to successfully grow the wireless products business, the ability to implement new technologies and obtain protection for the related intellectual property, the ability to realize product and manufacturing efficiencies and the ability to achieve reductions in costs as a result of the discontinuance of manufacturing operations. These and other risks and uncertainties are detailed in PCTEL’s Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

PCTEL, Inc.
Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share information)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
REVENUES	$20,526	$21,632	$65,850	$54,952
COST OF REVENUES	10,618	11,593	30,164	28,772

GROSS PROFIT	9,908	10,039	35,686	26,180

OPERATING EXPENSES:
Research and development	3,578	2,562	9,831	7,467
Sales and marketing	3,226	3,637	9,964	9,686
General and administrative	3,393	4,105	10,867	12,136
Amortization of other intangible assets	749	1,231	2,842	2,967
Impairment of intangible assets	20,349	—	20,349	—
Restructuring charges (benefit)	1,141	—	424	(70)
Gain on sale of assets and related royalties	(250)	(600)	(750)	(1,600)

Total operating expenses	32,186	10,935	53,527	30,586

LOSS FROM OPERATIONS	(22,278)	(896)	(17,841)	(4,406)
OTHER INCOME, NET	990	74	2,358	1,045

LOSS BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	(21,288)	(822)	(15,483)	(3,361)
PROVISION (BENEFIT) FOR INCOME TAXES	(541)	95	1,135	196

NET LOSS	$(20,747)	$(917)	$(16,618)	$(3,557)

Basic loss per share	$(0.99)	$(0.05)	$(0.80)	$(0.18)
Shares used in computing basic loss per share	20,941	20,163	20,753	20,111

Diluted loss per share	$(0.99)	$(0.05)	$(0.80)	$(0.18)
Shares used in computing diluted loss per share	20,941	20,163	20,753	20,111

PCTEL Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands)

	September 30,	December 31,
	2006	2005
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$70,442	$58,307
Restricted cash	208	208
Accounts receivable, net	13,518	13,725
Inventories , net	6,957	9,547
Prepaid expenses and other assets	1,412	3,109

Total current assets	92,537	84,896
PROPERTY AND EQUIPMENT, net	11,361	11,190
GOODWILL	17,457	31,020
OTHER INTANGIBLE ASSETS, net	8,144	16,457
OTHER ASSETS	1,687	941

TOTAL ASSETS	$131,186	$144,504

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	950	2,251
Income taxes payable	5,337	5,297
Deferred revenue	1,338	1,944
Accrued liabilities	4,809	5,595
Short Term Debt	1,245	—

Total current liabilities	13,679	15,087
Pension liabilities	—	3,046
LONG-TERM LIABILITIES	2,266	2,344

Total liabilities	15,945	20,477

STOCKHOLDERS’ EQUITY:
Common stock	22	22
Additional paid-in capital	166,868	160,825
Accumulated deficit	(53,270)	(36,652)
Accumulated other comprehensive income	1,621	(168)

Total stockholders’ equity	115,241	124,027

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$131,186	$144,504

PCTEL, Inc.
Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
REVENUES:
APG	$12,605	$15,261	$37,746	$38,967
RFS	5,104	3,729	12,801	10,111
MSG	2,407	2,057	7,191	4,490
LICENSING	437	598	8,209	1,421
Eliminations	(27)	(13)	(97)	(37)

TOTAL REVENUES	20,526	21,632	65,850	54,952

GROSS PROFIT:
APG	$3,571	$4,861	$11,430	$13,245
RFS	3,516	2,585	8,920	7,175
MSG	2,398	2,056	7,152	4,412
LICENSING	425	528	8,189	1,343
Eliminations	(2)	9	(5)	5

TOTAL GROSS PROFIT	9,908	10,039	35,686	26,180

PCTEL, Inc.
Reconciliation of Non-GAAP to GAAP Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Three Month Ended September 30, 2006				Three Month Ended September 30, 2005
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments	(a)	GAAP	Reported	Adjustments	(a)	GAAP
REVENUES:
APG	12,605			12,605	15,261			15,261
RFS	5,104			5,104	3,729			3,729
MSG	2,407			2,407	2,057			2,057
LICENSING	437			437	598			598
Eliminations	(27)			(27)	(13)			(13)

TOTAL REVENUES	20,526			20,526	21,632			21,632

GROSS PROFIT:
APG	3,571	58		3,629	4,861	72		4,933
RFS	3,516	37		3,553	2,585	3		2,588
MSG	2,398			2,398	2,056			2,056
LICENSING	425			425	528			528
Eliminations	(2)			(2)	9			9

TOTAL GROSS PROFIT	9,908	95		10,003	10,039	75		10,114

(a)	This adjustment reflects the non-cash stock based compensation expense for restricted grants and stock bonuses awarded to the Company’s employees. The adjustment for the three months ended September 30, 2006 also includes non-cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

PCTEL, Inc.
Reconciliation of Non-GAAP to GAAP Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Nine Months Ended September 30, 2006				Nine Months September 30, 2005
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments	(a)	GAAP	Reported	Adjustments	(a)	GAAP
REVENUES:
APG	37,746			37,746	38,967			38,967
RFS	12,801			12,801	10,111			10,111
MSG	7,191			7,191	4,490			4,490
LICENSING	8,209			8,209	1,421			1,421
Eliminations	(97)			(97)	(37)			(37)

TOTAL REVENUES	65,850			65,850	54,952			54,952

GROSS PROFIT:
APG	11,430	150		11,580	13,245	77		13,322
RFS	8,920	108		9,028	7,175	6		7,181
MSG	7,152			7,152	4,412			4,412
LICENSING	8,189			8,189	1,343			1,343
Eliminations	(5)			(5)	5			5

TOTAL GROSS PROFIT	35,686	258		35,944	26,180	83		26,263

(a)	This adjustment reflects the non-cash stock based compensation expense for restricted grants and stock bonuses awarded to the Company’s employees. The adjustment for the nine months ended September 30, 2006 also includes non-cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

PCTEL, Inc.
Reconciliation Of Non GAAP To GAAP Results Of Operations (a)
(unaudited, in thousands)

	Three Months Ended September 30, 2006				Three Months Ended September 30, 2005
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments	(a)	GAAP	Reported	Adjustments	(a)	GAAP
REVENUES	$20,526			$20,526	$21,632			$21,632
COST OF REVENUES	10,618	(95	) (b)	10,523	11,593	(75	) (b)	11,518

GROSS PROFIT	9,908	95		10,003	10,039	75		10,114
OPERATING EXPENSES:
Research and development	3,578	(165	) (b)	3,413	2,562	(92	) (b)	2,470
Sales and marketing	3,226	(207	) (b)	3,019	3,637	(256	) (b)	3,381
General and administrative	3,393	(642	) (b)	2,751	4,105	(858	) (b)	3,247
Amortization of other intangible assets	749	(749)		—	1,231	(1,231)		—
Impairment of intangible assets	20,349	(20,349)		—	—			—
Restructuring charges	1,141	(1,141)		—	—			—
Gain on sale of assets and related royalties	(250)			(250)	(600)			(600)

Total operating expenses	32,186	(23,253)		8,933	10,935	(2,437)		8,498

INCOME (LOSS) FROM OPERATIONS	(22,278)	23,348		1,070	(896)	2,512		1,616
OTHER INCOME, NET	990			990	74			74

INCOME (LOSS) BEFORE INCOME TAXES	(21,288)	23,348		2,060	(822)	2,512		1,690
PROVISION (BENEFIT) FOR INCOME TAXES	(541)			(541)	95			95

NET INCOME (LOSS)	$(20,747)	$23,348		$2,601	$(917)	$2,512		$1,595

Earnings (loss) per share
Basic	$(0.99)			$0.12	$(0.05)			$0.08
Diluted	$(0.99)			$0.12	$(0.05)			$0.08
Shares used in computing EPS (in thousands)
Basic	20,941			20,941	20,163			20,163
Diluted	20,941			21,678	20,163			20,743

(a)	These adjustments reconcile the Company’s GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash compensation expense, amortization of intangible assets, impairment of intangible assets, and restructuring expense provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP meansures should not be viewed as a substitute for the Company’s GAAP results.

(b)	This adjustment reflects the non-cash stock based compensation expense for restricted grants and stock bonuses awarded to the Company’s employees. The adjustment for the three months ended September 30, 2006 also includes non-cash stock based compensation expense for stock options in accordance with SFAS No. 123R.

PCTEL, Inc.
Reconciliation Of Non GAAP To GAAP Results Of Operations (a)
(unaudited, in thousands)

	Nine Months Ended September 30, 2006				Nine Months Ended September 30, 2005
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments	(a)	GAAP	Reported	Adjustments	(a)	GAAP
REVENUES	$65,850			$65,850	$54,952			$54,952
COST OF REVENUES	30,164	(258	) (b)	29,906	28,772	(83	) (b)	28,689

GROSS PROFIT	35,686	258		35,944	26,180	83		26,263
OPERATING EXPENSES:
Research and development	9,831	(472	) (b)	9,359	7,467	(212	) (b)	7,255
Sales and marketing	9,964	(645	) (b)	9,319	9,686	(572	) (b)	9,114
General and administrative	10,867	(1,948	) (b)	8,919	12,136	(1,998	) (b)	10,138
Amortization of other intangible assets	2,842	(2,842)		—	2,967	(2,967)		—
Impairment of intangible assets	20,349	(20,349)		—	—			—
Restructuring charges (benefit)	424	(424)		—	(70)	70		—
Gain on sale of assets and related royalties	(750)			(750)	(1,600)			(1,600)

Total operating expenses	53,527	(26,680)		26,847	30,586	(5,679)		24,907

INCOME (LOSS) FROM OPERATIONS	(17,841)	26,938		9,097	(4,406)	5,762		1,356
OTHER INCOME, NET	2,358			2,358	1,045			1,045

INCOME (LOSS) BEFORE INCOME TAXES	(15,483)	26,938		11,455	(3,361)	5,762		2,401
PROVISION (BENEFIT) FOR INCOME TAXES	1,135			1,135	196			196

NET INCOME (LOSS)	$(16,618)	$26,938		$10,320	$(3,557)	$5,762		$2,205

Earnings (loss) per share
Basic	$(0.80)			$0.50	$(0.18)			$0.11
Diluted	$(0.80)			$0.48	$(0.18)			$0.11
Shares used in computing EPS (in thousands)
Basic	20,753			20,753	20,111			20,111
Diluted	20,753			21,531	20,111			20,653

(a)	These adjustments reconcile the Company’s GAAP results of operations to its non-GAAP results of operations. The Company believes that presentation of results excluding items such as non-cash compensation expense, amortization of intangible assets, impairment of intangible assets, and restructuring expense provides meaningful supplemental information to both management and investors that is indicative of the Company’s core operating results and facilitates comparison of operating results across reporting periods. The Company uses these non-GAAP measures when evaluating its financial results as well as for internal planning and forecasting purposes. These non-GAAP meansures should not be viewed as a substitute for the Company’s GAAP results.

(b)	This adjustment reflects the non-cash stock based compensation expense for restricted grants and stock bonuses awarded to the Company’s employees. The adjustment for the nine months ended September 30, 2006 also includes non-cash stock based compensation expense for stock options in accordance with SFAS No. 123R.